EXHIBIT 99.1
                                  ------------

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Mortgage Loans consist of approximately 5,252 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,099,999,999. The Group I Mortgage Loans consist of approximately 4,363 Mortgage Loans with a Cut-off Date Principal Balance of approximately $720,849,645. The Group II Mortgage Loans consist of approximately 889 Mortgage Loans with a Cut-off Date Principal Balance of approximately $379,150,354.

          All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 83.72% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 16.28% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 89.86% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 10.14% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 85.83% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 14.17% of the Mortgage Loans are fixed- rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

          Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.18% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.44% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.28% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until one year after the date of origination, (ii)the first adjustment of the rates for approximately 67.84% of the Adjustable-Rate Group I Mortgage Loans and approximately 64.73% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 66.72% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 13.08% of the Adjustable-Rate Group I Mortgage Loans and approximately 15.13% of the Adjustable- Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 13.82% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 17.82% of the Adjustable- Rate Group I Mortgage Loans and approximately 17.84% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 17.83% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-

Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.977% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.959% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.970% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

          Approximately 48.73% of the Group I Mortgage Loans, approximately 69.23% of the Group II Mortgage Loans and approximately 55.79% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

          Approximately 83.60% of the Group I Mortgage Loans, approximately 88.05% of the Group II Mortgage Loans and approximately 85.14% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 83.96% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003. See "Material Legal Aspects of Mortgage Loans--Prepayment Charge; Late Fees" in the prospectus.

         MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

          Approximately 45.19% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 83.78%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

          All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

          The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to September 2003 or after August 2004, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July 2034.

          The average Principal Balance of the Mortgage Loans at origination was approximately $209,540. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $209,444. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,050,000 or less than approximately $19,538.

          As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 3.990% per annum and not more than 9.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.435% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 1.225% per annum to 7.750% per annum, Minimum Mortgage Rates ranging from 3.990% per annum to 9.750% per annum and Maximum Mortgage Rates ranging from 9.990% per annum to 15.750% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 4.777% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.326% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 12.325% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in July 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 31 months.

          The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                             CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE             % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF    BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS             DATE                           CUT-OFF DATE
          ---------------------              --------------             ----                           ------------
   19,538 -    50,000.....................         132            $       5,599,929.59                    0.51%
   50,001 -   100,000.....................         866                   68,349,190.18                    6.21
  100,001 -   150,000.....................       1,172                  146,984,978.56                   13.36
  150,001 -   200,000.....................         981                  170,324,619.26                   15.48
  200,001 -   250,000.....................         630                  141,251,501.93                   12.84
  250,001 -   300,000.....................         442                  121,113,519.30                   11.01
  300,001 -   350,000.....................         331                  107,069,351.15                    9.73
  350,001 -   400,000.....................         201                   75,288,618.54                    6.84
  400,001 -   450,000.....................         139                   59,082,897.52                    5.37
  450,001 -   500,000.....................         100                   47,991,063.41                    4.36
  500,001 -   550,000.....................          89                   46,788,088.64                    4.25
  550,001 -   600,000.....................          72                   41,453,660.47                    3.77
  600,001 -   650,000.....................          43                   27,144,794.74                    2.47
  650,001 -   700,000.....................          17                   11,580,563.17                    1.05
  700,001 -   750,000.....................          16                   11,665,762.74                    1.06
  750,001 -   800,000.....................           8                    6,297,770.39                    0.57
  800,001 -   850,000.....................           3                    2,530,000.00                    0.23
  850,001 -   900,000.....................           4                    3,464,500.00                    0.31
  900,001 -   950,000.....................           1                      950,000.00                    0.09
  950,001 - 1,000,000.....................           3                    2,976,084.12                    0.27
1,000,001 - 1,050,000.....................           2                    2,093,105.48                    0.19
                                                 -----            --------------------                  ------
                      Total...............       5,252            $   1,099,999,999.19                  100.00%
                                                 =====            ====================                  ======
___________________
(1)  The average Cut-off Date Principal Balance of the Mortgage Loans was
     approximately $209,444.




                                      CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                  MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
               ------------                  --------------          ------------                ------------
 540 -550.................................          209           $      29,736,925.95               2.70%
 551 -600.................................          983                 151,480,247.11              13.77
 601 -650.................................        1,731                 338,889,443.07              30.81
 651 -700.................................        1,360                 333,309,339.77              30.30
 701 -750.................................          709                 179,243,373.67              16.29
 751 -800.................................          242                  63,574,043.73               5.78
 801 -813.................................           18                   3,766,625.89               0.34
                                                  -----           --------------------             ------
                      Total...............        5,252           $   1,099,999,999.19             100.00%
                                                  =====           ====================             ======

___________________
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 656.



                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ----------------------             --------------          ------------                ------------
 180......................................           104           $      10,452,251.05             0.95%
 240......................................             7                     473,557.00             0.04
 360......................................         5,141               1,089,074,191.14            99.01
                                                   -----           --------------------           ------
     Total................................         5,252           $   1,099,999,999.19           100.00%
                                                   =====           ====================           ======
___________________
(1)  The weighted average original term to maturity of the Mortgage Loans was approximately 358 months.




                                REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
         -----------------------             --------------          ------------                ------------
 177 -178.................................            22         $       2,363,822.45               0.21%
 179 -180.................................            82                 8,088,428.60               0.74
 239 -240.................................             7                   473,557.00               0.04
 349 -350.................................             1                   433,500.00               0.04
 355 -356.................................            31                 5,198,885.54               0.47
 357 -358.................................           553                99,771,103.08               9.07
 359 -360.................................         4,556               983,670,702.52              89.42
                                                   -----         --------------------             ------
      Total...............................         5,252         $   1,099,999,999.19             100.00%
                                                   =====         ====================             ======


___________________
(1)  The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months.




                                            PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE              % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF    BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS             DATE                           CUT-OFF DATE
              -------------                  --------------             ----                           ------------
Single Family ............................        3,766            $     755,046,904.32                   68.64%
PUD(1)....................................          867                  208,610,735.57                   18.96
Condominium...............................          444                   91,722,311.85                    8.34
2 Units...................................          158                   37,821,954.44                    3.44
3 Units...................................           12                    4,653,593.01                    0.42
4 Units...................................            4                    1,825,100.00                    0.17
Modular...................................            1                      319,400.00                    0.03
                                                  -----            --------------------                  ------
      Total...............................        5,252            $   1,099,999,999.19                  100.00%
                                                  =====            ====================                  ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
Primary...................................        5,063           $   1,068,124,350.34              97.10%
Non-Owner.................................          151                  24,027,930.73               2.18
Second Home...............................           38                   7,847,718.12               0.71
                                                  -----           --------------------             ------
                      Total...............        5,252           $   1,099,999,999.19             100.00%
                                                  =====           ====================             ======
___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                           PURPOSE OF THE MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS             DATE                             CUT-OFF DATE
                 -------                     --------------             ----                             ------------
Purchase..................................        2,883           $     647,927,591.36                      58.90%
Cash Out Refinance........................        1,970                 374,962,157.13                      34.09
Rate/Term Refinance.......................          399                  77,110,250.70                       7.01
                                                  -----           --------------------                     ------
                      Total...............        5,252           $   1,099,999,999.19                     100.00%
                                                  =====           ====================                     ======




                        COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)


                                                                   PRINCIPAL BALANCE               % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF     BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS             DATE                            CUT-OFF DATE
-----------------------------------------    --------------             ----                            ------------
 19.35-   20.00...........................            3          $         121,613.48                     0.01%
 20.01-   25.00...........................            4                    294,323.87                     0.03
 25.01-   30.00...........................            5                    730,323.35                     0.07
 30.01-   35.00...........................            6                    641,838.71                     0.06
 35.01-   40.00...........................           14                  2,643,060.33                     0.24
 40.01-   45.00...........................           25                  4,806,484.79                     0.44
 45.01-   50.00...........................           41                  6,631,800.74                     0.60
 50.01-   55.00...........................           43                  7,845,097.04                     0.71
 55.01-   60.00...........................           50                  9,280,574.99                     0.84
 60.01-   65.00...........................          116                 23,086,064.70                     2.10
 65.01-   70.00...........................          168                 37,364,781.80                     3.40
 70.01-   75.00...........................          207                 42,770,408.27                     3.89
 75.01-   80.00...........................        2,050                466,691,122.07                    42.43
 80.01-   85.00...........................          441                 77,782,858.65                     7.07
 85.01-   90.00...........................          745                152,795,684.71                    13.89
 90.01-   95.00...........................          683                142,756,882.99                    12.98
 95.01-  100.00...........................          651                123,757,078.70                    11.25
                                                  -----          --------------------                   ------
                      Total...............        5,252          $   1,099,999,999.19                   100.00%
                                                  =====          ====================                   ======

___________________
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 83.78%.



               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE                % OF AGGREGATE PRINCIPAL
                                                NUMBER OF      OUTSTANDING AS OF THE CUT-OFF      BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS             DATE                              CUT-OFF DATE
                 --------                    --------------             ----                              ------------
Alabama...................................            27          $       2,532,278.59                        0.23%
Arizona...................................            59                  9,978,649.87                        0.91
Arkansas..................................            10                  1,552,997.80                        0.14
California................................         1,607                500,988,148.02                       45.54
Colorado..................................           142                 27,761,338.73                        2.52
Connecticut...............................            28                  5,654,430.04                        0.51
Delaware..................................             3                    393,900.00                        0.04
District of Columbia......................             2                    671,000.00                        0.06
Florida...................................           404                 65,358,444.78                        5.94
Georgia...................................           165                 28,404,286.95                        2.58
Idaho.....................................            17                  2,056,005.67                        0.19
Illinois..................................           287                 53,453,787.92                        4.86
Indiana...................................            85                  8,993,190.47                        0.82
Iowa......................................            17                  1,440,017.09                        0.13
Kansas....................................            20                  2,609,568.82                        0.24
Kentucky..................................            35                  4,172,288.68                        0.38
Louisiana.................................            17                  1,744,081.93                        0.16
Maine.....................................             9                  1,159,237.57                        0.11
Maryland..................................            79                 17,198,575.19                        1.56
Massachusetts.............................            39                  9,808,805.71                        0.89
Michigan..................................           261                 39,138,278.31                        3.56
Minnesota.................................           152                 28,312,575.26                        2.57
Missouri..................................            57                  6,057,927.18                        0.55
Montana...................................             1                    147,150.00                        0.01
Nebraska..................................            10                    970,092.01                        0.09
Nevada....................................           107                 23,377,109.54                        2.13
New Hampshire.............................            16                  3,468,272.23                        0.32
New Jersey................................            78                 17,239,653.07                        1.57
New Mexico................................             8                    992,542.16                        0.09
New York..................................           128                 33,940,600.50                        3.09
North Carolina............................           100                 13,942,146.19                        1.27
North Dakota..............................             1                    121,550.00                        0.01
Ohio......................................           228                 28,529,033.22                        2.59
Oklahoma..................................            12                  1,054,034.45                        0.10
Oregon....................................           143                 25,444,475.51                        2.31
Pennsylvania..............................            73                  7,915,216.11                        0.72
Rhode Island..............................            21                  4,136,892.16                        0.38
South Carolina............................            42                  5,020,547.52                        0.46
South Dakota..............................             1                     85,431.63                        0.01
Tennessee.................................            80                  8,706,921.20                        0.79
Texas.....................................           321                 44,456,861.00                        4.04
Utah......................................            88                 13,639,472.55                        1.24
Vermont...................................             2                    237,916.82                        0.02
Virginia..................................            64                 14,937,431.08                        1.36
Washington................................           127                 22,146,453.21                        2.01
West Virginia.............................             5                    468,028.72                        0.04
Wisconsin.................................            73                  9,482,446.35                        0.86
Wyoming...................................             1                     99,907.38                        0.01
                                                   -----          --------------------                      ------
                      Total...............         5,252          $   1,099,999,999.19                      100.00%
                                                   =====          ====================                      ======

___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.42% in the 92688 ZIP Code.



                                           DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL               MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
           -------------------               --------------          ------------                ------------
Full Documentation........................       3,605               $     751,916,068.19            68.36%
No Income Verification....................       1,030                     191,375,286.87            17.40
Stated Plus Documentation.................         471                     132,010,400.05            12.00
No Documentation..........................         103                      15,762,509.12             1.43
Limited Income Verification...............          43                       8,935,734.96             0.81
                                                 -----               --------------------           ------
                      Total...............       5,252               $   1,099,999,999.19           100.00%
                                                 =====               ====================           ======




                                  CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
  3.990 -  4.000..........................             1         $         386,400.00               0.04%
  4.001 -  5.000..........................           178                52,003,302.39               4.73
  5.001 -  6.000..........................         1,410               383,073,898.31              34.82
  6.001 -  7.000..........................         1,905               408,516,079.20              37.14
  7.001 -  8.000..........................         1,285               200,818,955.00              18.26
  8.001 -  9.000..........................           438                51,803,895.78               4.71
  9.001 -  9.750..........................            35                 3,397,468.51               0.31
                                                   -----         --------------------             ------
                      Total...............         5,252         $   1,099,999,999.19             100.00%
                                                   =====         ====================             ======
___________________
(1)  The weighted average current Mortgage Rate of the Mortgage Loans as of the
     Cut-off Date was approximately 6.435% per annum.




                              GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
  1.225 -  2.000..........................             1           $       173,800.00               0.02%
  2.001 -  3.000..........................            19                 5,911,978.76               0.63
  3.001 -  4.000..........................           915               265,234,191.49              28.09
  4.001 -  5.000..........................         1,318               295,949,241.55              31.35
  5.001 -  6.000..........................         1,406               289,528,992.41              30.67
  6.001 -  7.000..........................           498                82,065,699.25               8.69
  7.001 -  7.750..........................            50                 5,302,531.14               0.56
                                                   -----           ------------------             ------
                      Total...............         4,207           $   944,166,434.60             100.00%
                                                   =====           ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 4.777% per annum.



                        NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
November 2004.............................           5            $     1,266,590.60                0.13%
December 2004.............................          24                  6,918,653.89                0.73
January 2005..............................          18                  4,605,057.07                0.49
June 2005.................................           6                  2,351,828.86                0.25
July 2005.................................           2                    249,802.76                0.03
August 2005...............................           1                    433,500.00                0.05
February 2006.............................           5                    926,465.08                0.10
March 2006................................          16                  3,047,734.24                0.32
April 2006................................          20                  2,961,657.17                0.31
May 2006..................................         146                 33,360,542.44                3.53
June 2006.................................       1,721                382,901,246.38               40.55
July 2006.................................         954                206,285,754.26               21.85
March 2007................................           2                    257,406.77                0.03
April 2007................................           3                    911,226.07                0.10
May 2007..................................          21                  4,697,797.96                0.50
June 2007.................................         276                 63,790,177.89                6.76
July 2007.................................         258                 60,864,075.03                6.45
March 2009................................           2                    439,414.77                0.05
April 2009................................           3                    377,850.51                0.04
May 2009..................................          17                  3,407,646.52                0.36
June 2009.................................         387                 88,991,479.65                9.43
July 2009.................................         320                 75,120,526.68                7.96
                                                 -----            ------------------              ------
                      Total...............       4,207            $   944,166,434.60              100.00%
                                                 =====            ==================              ======

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 31 months.



                         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
  9.990 - 10.000..........................            1            $       386,400.00               0.04%
 10.001 - 11.000..........................          170                 48,942,928.20               5.18
 11.001 - 12.000..........................        1,347                365,355,838.00              38.70
 12.001 - 13.000..........................        1,589                351,652,796.94              37.24
 13.001 - 14.000..........................          839                143,159,225.64              15.16
 14.001 - 15.000..........................          245                 32,571,685.82               3.45
 15.001 - 15.750..........................           16                  2,097,560.00               0.22
                                                  -----            ------------------             ------
                      Total...............        4,207            $   944,166,434.60             100.00%
                                                  =====            ==================             ======
___________________
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage
     Loans as of the Cut-off Date was approximately 12.325% per annum.




                         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
  3.990 -  4.000..........................             1           $       386,400.00               0.04%
  4.001 -  5.000..........................           169                48,753,028.20               5.16
  5.001 -  6.000..........................         1,349               365,726,237.50              38.74
  6.001 -  7.000..........................         1,588               351,472,297.44              37.23
  7.001 -  8.000..........................           839               143,159,225.64              15.16
  8.001 -  9.000..........................           245                32,571,685.82               3.45
  9.001 -  9.750..........................            16                 2,097,560.00               0.22
                                                   -----           ------------------             ------
                      Total...............         4,207           $   944,166,434.60             100.00%
                                                   =====           ==================             ======
___________________
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage
     Loans as of the Cut-off Date was approximately 6.326% per annum.




                       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE  MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
      -----------------------------          --------------          ------------                ------------
1.000.....................................           47            $    12,790,301.56               1.35%
2.000.....................................            8                  2,601,631.62               0.28
3.000.....................................        4,152                928,774,501.42              98.37
                                                  -----            ------------------             ------
                      Total...............        4,207            $   944,166,434.60             100.00%
                                                  =====            ==================             ======

___________________
(1)  Relates solely to initial rate adjustments.



                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ---------------------              --------------          ------------                ------------
1.000.....................................       4,207              $ 944,166,434.60               100.00%
                                                 -----              ----------------               ------
                      Total...............       4,207              $ 944,166,434.60               100.00%
                                                 =====              ================               ======

___________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

 GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 49.64% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 84.31%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to March 2004 or after August 2004, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is July 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $165,303. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $165,219. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $535,500 or less than approximately $19,538.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.125% per annum and not more than 9.750% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.618% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 1.225% per annum to 7.750% per annum, Minimum Mortgage Rates ranging from 4.125% per annum to 9.750% per annum and Maximum Mortgage Rates ranging from 10.125% per annum to 15.750% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 4.965% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 6.491% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 12.490% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in July 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 31 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ---------------------              --------------          ------------                ------------
  19,538 -  50,000........................          128           $     5,420,420.96               0.75%
  50,001 - 100,000........................          838                66,077,405.08               9.17
 100,001 - 150,000........................        1,138               142,571,388.84              19.78
 150,001 - 200,000........................          948               164,721,761.90              22.85
 200,001 - 250,000........................          614               137,596,316.15              19.09
 250,001 - 300,000........................          434               118,967,102.14              16.50
 300,001 - 350,000........................          238                75,334,891.28              10.45
 350,001 - 400,000........................           14                 5,216,793.39               0.72
 400,001 - 450,000........................            7                 2,941,064.99               0.41
 450,001 - 500,000........................            2                   964,000.00               0.13
 500,001 - 535,500........................            2                 1,038,500.00               0.14
                                                  -----           ------------------             ------
                      Total...............        4,363           $   720,849,644.73             100.00%
                                                  =====           ==================             ======
___________________
(1)  The average Cut-off Date Principal Balance of the Group I Mortgage Loans
     was approximately $165,219.




                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                  MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
               ------------                  --------------          ------------                ------------
540 -550.................................          200           $    27,118,976.22                 3.76%
551 -600.................................          918               131,295,506.64                18.21
601 -650.................................        1,478               244,028,097.63                33.85
651 -700.................................        1,051               190,439,082.18                26.42
701 -750.................................          530                94,469,592.24                13.11
751 -800.................................          171                30,958,463.93                 4.29
801 -813.................................           15                 2,539,925.89                 0.35
                                                 -----           ------------------               ------
                     Total...............        4,363           $   720,849,644.73               100.00%
                                                 =====           ==================               ======
___________________
(1)  The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 645.




                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ----------------------             --------------          ------------                ------------
180.......................................           96           $     9,160,298.17                 1.27%
240.......................................            7                   473,557.00                 0.07
360.......................................        4,260               711,215,789.56                98.66
                                                  -----           ------------------               ------
     Total................................        4,363           $   720,849,644.73               100.00%
                                                  =====           ==================               ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.



                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
         -----------------------             --------------          ------------                ------------
177 -178.................................           21            $     2,254,222.45                0.31%
179 -180.................................           75                  6,906,075.72                0.96
239 -240.................................            7                    473,557.00                0.07
355 -356.................................           28                  3,250,831.70                0.45
357 -358.................................          475                 71,443,544.09                9.91
359 -360.................................        3,757                636,521,413.77               88.30
                                                 -----            ------------------              ------
     Total...............................        4,363            $   720,849,644.73              100.00%
                                                 =====            ==================              ======
___________________
(1)  The weighted average remaining term to maturity of the Group I Mortgage
     Loans was approximately 357 months.




                                     PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
              -------------                  --------------          ------------                ------------
Single Family ............................        3,144           $   495,273,359.33                68.71%
PUD(1)....................................          682               126,255,128.07                17.51
Condominium...............................          386                66,329,235.86                 9.20
2 Units...................................          139                29,285,395.20                 4.06
3 Units...................................            8                 2,289,226.27                 0.32
4 Units...................................            3                 1,097,900.00                 0.15
Modular...................................            1                   319,400.00                 0.04
                                                  -----           ------------------               ------
      Total...............................        4,363           $   720,849,644.73               100.00%
                                                  =====           ==================               ======
___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.




                                 OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
Primary...................................        4,188           $   694,338,360.00                96.32%
Non-Owner.................................          141                20,467,669.89                 2.84
Second Home...............................           34                 6,043,614.84                 0.84
                                                  -----           ------------------               ------
                      Total...............        4,363           $   720,849,644.73               100.00%
                                                  =====           ==================               ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.



                                       PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
                 -------                     --------------          ------------                ------------
Purchase..................................        2,308           $   392,412,539.26                54.44%
Cash Out Refinance........................        1,711               273,495,309.64                37.94
Rate/Term Refinance.......................          344                54,941,795.83                 7.62
                                                  -----           ------------------               ------
                      Total...............        4,363           $   720,849,644.73               100.00%
                                                  =====           ==================               ======




                      COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
-----------------------------------------    --------------          ------------                ------------
 19.35-  20.00............................           3             $       121,613.48               0.02%
 20.01-  25.00............................           4                     294,323.87               0.04
 25.01-  30.00............................           4                     380,927.75               0.05
 30.01-  35.00............................           6                     641,838.71               0.09
 35.01-  40.00............................          13                   1,693,060.33               0.23
 40.01-  45.00............................          19                   2,425,335.35               0.34
 45.01-  50.00............................          35                   4,511,117.87               0.63
 50.01-  55.00............................          38                   5,067,780.07               0.70
 55.01-  60.00............................          44                   6,304,788.74               0.87
 60.01-  65.00............................         101                  15,295,503.79               2.12
 65.01-  70.00............................         137                  21,313,157.05               2.96
 70.01-  75.00............................         180                  29,662,600.44               4.11
 75.01-  80.00............................       1,626                 275,326,678.24              38.19
 80.01-  85.00............................         400                  61,166,165.67               8.49
 85.01-  90.00............................         633                 108,558,525.62              15.06
 90.01-  95.00............................         571                 100,792,674.74              13.98
 95.01- 100.00............................         549                  87,293,553.01              12.11
                                                 -----             ------------------             ------
                      Total...............       4,363             $   720,849,644.73             100.00%
                                                 =====             ==================             ======

___________________
(1)-off Date was approximately 84.31%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
                 --------                    --------------          ------------                ------------
Alabama...................................          27            $     2,532,278.59               0.35%
Arizona...................................          53                  7,737,494.07               1.07
Arkansas..................................           9                  1,396,611.07               0.19
California................................       1,018                230,819,463.66              32.02
Colorado..................................         130                 23,523,237.19               3.26
Connecticut...............................          23                  3,830,712.60               0.53
Delaware..................................           3                    393,900.00               0.05
District of Columbia......................           1                    176,000.00               0.02
Florida...................................         382                 57,353,752.97               7.96
Georgia...................................         152                 24,111,072.78               3.34
Idaho.....................................          17                  2,056,005.67               0.29
Illinois..................................         256                 40,997,534.40               5.69
Indiana...................................          83                  8,247,051.14               1.14
Iowa......................................          16                  1,363,218.05               0.19
Kansas....................................          20                  2,609,568.82               0.36
Kentucky..................................          33                  3,809,504.56               0.53
Louisiana.................................          16                  1,694,117.22               0.24
Maine.....................................           9                  1,159,237.57               0.16
Maryland..................................          66                 12,257,183.89               1.70
Massachusetts.............................          35                  8,009,456.92               1.11
Michigan..................................         235                 29,208,667.91               4.05
Minnesota.................................         142                 24,295,466.05               3.37
Missouri..................................          56                  5,910,057.77               0.82
Montana...................................           1                    147,150.00               0.02
Nebraska..................................          10                    970,092.01               0.13
Nevada....................................          92                 16,775,664.09               2.33
New Hampshire.............................          12                  2,159,371.98               0.30
New Jersey................................          71                 13,697,832.46               1.90
New Mexico................................           8                    992,542.16               0.14
New York..................................          96                 19,925,629.50               2.76
North Carolina............................          99                 13,678,746.20               1.90
North Dakota..............................           1                    121,550.00               0.02
Ohio......................................         208                 23,730,567.81               3.29
Oklahoma..................................          12                  1,054,034.45               0.15
Oregon....................................         133                 21,862,246.84               3.03
Pennsylvania..............................          69                  7,077,162.09               0.98
Rhode Island..............................          19                  3,439,364.22               0.48
South Carolina............................          41                  4,858,047.52               0.67
South Dakota..............................           1                     85,431.63               0.01
Tennessee.................................          77                  8,400,750.38               1.17
Texas.....................................         295                 36,583,317.74               5.08
Utah......................................          83                 12,195,145.60               1.69
Vermont...................................           2                    237,916.82               0.03
Virginia..................................          52                  9,941,626.05               1.38
Washington................................         123                 20,415,501.10               2.83
West Virginia.............................           5                    468,028.72               0.06
Wisconsin.................................          70                  8,440,425.08               1.17
Wyoming...................................           1                     99,907.38               0.01
                                                 -----            ------------------             ------
                      Total...............       4,363            $   720,849,644.73             100.00%
                                                 =====            ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.40% in the 95758 ZIP Code.



                                     DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL               MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
           -------------------               --------------          ------------                ------------
Full Documentation........................       2,986            $   484,130,055.10                67.16%
No Income Verification....................         916                148,712,559.69                20.63
Stated Plus Documentation.................         323                 66,739,614.30                 9.26
No Documentation..........................         101                 14,941,679.05                 2.07
Limited Income Verification...............          37                  6,325,736.59                 0.88
                                                 -----            ------------------               ------
                      Total...............       4,363            $   720,849,644.73               100.00%
                                                 =====            ==================               ======




                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
  4.125 -  5.000..........................          119           $    25,759,107.23                 3.57%
  5.001 -  6.000..........................        1,018               198,131,563.32                27.49
  6.001 -  7.000..........................        1,596               278,647,805.63                38.66
  7.001 -  8.000..........................        1,184               168,971,531.09                23.44
  8.001 -  9.000..........................          413                46,313,672.95                 6.42
  9.001 -  9.750..........................           33                 3,025,964.51                 0.42
                                                  -----           ------------------               ------
                      Total...............        4,363           $   720,849,644.73               100.00%
                                                  =====           ==================               ======
___________________
(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 6.618% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
  1.225 -  2.000..........................           1           $       173,800.00                 0.03%
  2.001 -  3.000..........................          13                 2,755,808.52                 0.46
  3.001 -  4.000..........................         628               121,739,831.17                20.17
  4.001 -  5.000..........................       1,088               193,899,529.33                32.13
  5.001 -  6.000..........................       1,205               210,032,927.62                34.80
  6.001 -  7.000..........................         462                70,085,516.32                11.61
  7.001 -  7.750..........................          48                 4,782,277.63                 0.79
                                                 -----           ------------------               ------
                      Total...............       3,445           $   603,469,690.59               100.00%
                                                 =====           ==================               ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 4.965% per annum.



                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
November 2004.............................            4           $       722,590.60                 0.12%
December 2004.............................           18                 3,562,850.61                 0.59
January 2005..............................           13                 2,193,307.07                 0.36
June 2005.................................            4                   847,369.86                 0.14
July 2005.................................            2                   249,802.76                 0.04
February 2006.............................            4                   514,411.24                 0.09
March 2006................................           14                 1,511,734.24                 0.25
April 2006................................           18                 2,334,891.86                 0.39
May 2006..................................          120                21,784,127.34                 3.61
June 2006.................................        1,402               239,191,483.45                39.64
July 2006.................................          814               144,039,685.49                23.87
March 2007................................            2                   257,406.77                 0.04
April 2007................................            2                   261,226.07                 0.04
May 2007..................................           18                 3,894,711.13                 0.65
June 2007.................................          214                36,855,668.55                 6.11
July 2007.................................          206                37,692,005.42                 6.25
March 2009................................            2                   439,414.77                 0.07
April 2009................................            3                   377,850.51                 0.06
May 2009..................................           17                 3,407,646.52                 0.56
June 2009.................................          315                57,057,708.38                 9.45
July 2009.................................          253                46,273,797.95                 7.67
                                                  -----           ------------------               ------
                      Total...............        3,445           $   603,469,690.59               100.00%
                                                  =====           ==================               ======

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 31 months.



                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
 10.125 - 11.000..........................          118            $    25,743,456.70               4.27%
 11.001 - 12.000..........................          977                191,281,853.54              31.70
 12.001 - 13.000..........................        1,328                237,161,507.96              39.30
 13.001 - 14.000..........................          770                117,437,370.90              19.46
 14.001 - 15.000..........................          237                 30,085,261.88               4.99
 15.001 - 15.750..........................           15                  1,760,239.61               0.29
                                                  -----            ------------------             ------
                      Total...............        3,445            $   603,469,690.59             100.00%
                                                  =====            ==================             ======
___________________
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I
     Mortgage Loans as of the Cut-off Date was approximately 12.490% per annum.




                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
  4.125 -  5.000..........................          117           $    25,553,556.70                 4.23%
  5.001 -  6.000..........................          979               191,652,253.04                31.76
  6.001 -  7.000..........................        1,327               236,981,008.46                39.27
  7.001 -  8.000..........................          770               117,437,370.90                19.46
  8.001 -  9.000..........................          237                30,085,261.88                 4.99
  9.001 -  9.750..........................           15                 1,760,239.61                 0.29
                                                  -----           ------------------               ------
                      Total...............        3,445           $   603,469,690.59               100.00%
                                                  =====           ==================               ======
___________________
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I
     Mortgage Loans as of the Cut-off Date was approximately 6.491% per annum.




                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
      -----------------------------          --------------          ------------                ------------
1.000.....................................           35            $     6,478,748.28               1.07%
2.000.....................................            6                  1,097,172.62               0.18
3.000.....................................        3,404                595,893,769.69              98.74
                                                  -----            ------------------             ------
                      Total...............        3,445            $   603,469,690.59             100.00%
                                                  =====            ==================             ======

___________________
(1)  Relates solely to initial rate adjustments.



                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ---------------------              --------------          ------------                ------------
1.000.....................................       3,445              $603,469,690.59                100.00%
                                                 -----              ---------------                ------
                      Total...............       3,445              $603,469,690.59                100.00%
                                                 =====              ===============                ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.


 GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 36.74% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 82.76%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to September 2003 or after August 2004, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut- off Date. The latest maturity date of any Group II Mortgage Loan is July 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $426,645. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $426,491. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,050,000 or less than approximately $34,184.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 3.990% per annum and not more than 9.625% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.086% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.875% per annum to 7.750% per annum, Minimum Mortgage Rates ranging from 3.990% per annum to 9.125% per annum and Maximum Mortgage Rates ranging from 9.990% per annum to 15.125% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 4.443% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.035% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 12.034% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in July 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 31 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):




                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ---------------------              --------------          ------------                ------------
  34,184 -   50,000.......................           4             $       179,508.63               0.05%
  50,001 -  100,000.......................          28                   2,271,785.10               0.60
 100,001 -  150,000.......................          34                   4,413,589.72               1.16
 150,001 -  200,000.......................          33                   5,602,857.36               1.48
 200,001 -  250,000.......................          16                   3,655,185.78               0.96
 250,001 -  300,000.......................           8                   2,146,417.16               0.57
 300,001 -  350,000.......................          93                  31,734,459.87               8.37
 350,001 -  400,000.......................         187                  70,071,825.15              18.48
 400,001 -  450,000.......................         132                  56,141,832.53              14.81
 450,001 -  500,000.......................          98                  47,027,063.41              12.40
 500,001 -  550,000.......................          87                  45,749,588.64              12.07
 550,001 -  600,000.......................          72                  41,453,660.47              10.93
 600,001 -  650,000.......................          43                  27,144,794.74               7.16
 650,001 -  700,000.......................          17                  11,580,563.17               3.05
 700,001 -  750,000.......................          16                  11,665,762.74               3.08
 750,001 -  800,000.......................           8                   6,297,770.39               1.66
 800,001 -  850,000.......................           3                   2,530,000.00               0.67
 850,001 -  900,000.......................           4                   3,464,500.00               0.91
 900,001 -  950,000.......................           1                     950,000.00               0.25
 950,001 -1,000,000.......................           3                   2,976,084.12               0.78
1,000,001-1,050,000.......................           2                   2,093,105.48               0.55
                                                   ---             ------------------             ------
   Total..................................         889             $   379,150,354.46             100.00%
                                                   ===             ==================             ======
___________________
(1)  The average Cut-off Date Principal Balance of the Group II Mortgage Loans
     was approximately $426,491.




                                    CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                  MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
               ------------                  --------------          ------------                ------------
  540 -550................................           9             $     2,617,949.73               0.69%
  551 -600................................          65                  20,184,740.47               5.32
  601 -650................................         253                  94,861,345.44              25.02
  651 -700................................         309                 142,870,257.59              37.68
  701 -750................................         179                  84,773,781.43              22.36
  751 -800................................          71                  32,615,579.80               8.60
  801 -811................................           3                   1,226,700.00               0.32
                                                   ---             ------------------             ------
      Total...............................         889             $   379,150,354.46             100.00%
                                                   ===             ==================             ======

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 677.



                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ----------------------             --------------          ------------                ------------
180.......................................          8             $     1,291,952.88                0.34%
360.......................................        881                 377,858,401.58               99.66
                                                  ---             ------------------              ------
      Total...............................        889             $   379,150,354.46              100.00%
                                                  ===             ==================              ======
___________________
(1)  The weighted average original term to maturity of the Group II Mortgage
     Loans was approximately 359 months.




                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
         -----------------------             --------------          ------------                ------------
  178 -178................................           1           $       109,600.00                 0.03%
  179 -180................................           7                 1,182,352.88                 0.31
  349 -350................................           1                   433,500.00                 0.11
  355 -356................................           3                 1,948,053.84                 0.51
  357 -358................................          78                28,327,558.99                 7.47
  359 -360................................         799               347,149,288.75                91.56
                                                   ---           ------------------               ------
      Total...............................         889           $   379,150,354.46               100.00%
                                                   ===           ==================               ======
___________________
(1)  The weighted average remaining term to maturity of the Group II Mortgage
     Loans was approximately 358 months.




                                   PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
              -------------                  --------------          ------------                ------------
Single Family ............................        622             $   259,773,544.99                68.51%
PUD(1)....................................        185                  82,355,607.50                21.72
Condominium...............................         58                  25,393,075.99                 6.70
2 Units...................................         19                   8,536,559.24                 2.25
3 Units...................................          4                   2,364,366.74                 0.62
4 Units...................................          1                     727,200.00                 0.19
                                                  ---             ------------------               ------
      Total...............................        889             $   379,150,354.46               100.00%
                                                  ===             ==================               ======
___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.




                                     OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
Primary...................................         875           $   373,785,990.34                98.59%
Non-Owner.................................          10                 3,560,260.84                 0.94
Second Home...............................           4                 1,804,103.28                 0.48
                                                   ---           ------------------               ------


                      Total...............         889           $   379,150,354.46               100.00%
                                                   ===           ==================               ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
                 -------                     --------------          ------------                ------------
Purchase..................................        575           $   255,515,052.10                  67.39%
Cash Out Refinance........................        259               101,466,847.49                  26.76
Rate/Term Refinance.......................         55                22,168,454.87                   5.85
                                                  ---           ------------------                 ------
                      Total...............        889           $   379,150,354.46                 100.00%
                                                  ===           ==================                 ======




                    COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
-----------------------------------------    --------------          ------------                ------------
 28.00-  30.00............................           1           $       349,395.60                 0.09%
 35.01-  40.00............................           1                   950,000.00                 0.25
 40.01-  45.00............................           6                 2,381,149.44                 0.63
 45.01-  50.00............................           6                 2,120,682.87                 0.56
 50.01-  55.00............................           5                 2,777,316.97                 0.73
 55.01-  60.00............................           6                 2,975,786.25                 0.78
 60.01-  65.00............................          15                 7,790,560.91                 2.05
 65.01-  70.00............................          31                16,051,624.75                 4.23
 70.01-  75.00............................          27                13,107,807.83                 3.46
 75.01-  80.00............................         424               191,364,443.83                50.47
 80.01-  85.00............................          41                16,616,692.98                 4.38
 85.01-  90.00............................         112                44,237,159.09                11.67
 90.01-  95.00............................         112                41,964,208.25                11.07
 95.01- 100.00............................         102                36,463,525.69                 9.62
                                                   ---           ------------------               ------
                      Total...............         889           $   379,150,354.46               100.00%
                                                   ===           ==================               ======

___________________
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 82.76%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
                 --------                    --------------          ------------                ------------
Arizona...................................          6             $     2,241,155.80                 0.59%
Arkansas..................................          1                     156,386.73                 0.04
California................................        589                 270,168,684.36                71.26
Colorado..................................         12                   4,238,101.54                 1.12
Connecticut...............................          5                   1,823,717.44                 0.48
District of Columbia......................          1                     495,000.00                 0.13
Florida...................................         22                   8,004,691.81                 2.11
Georgia...................................         13                   4,293,214.17                 1.13
Illinois..................................         31                  12,456,253.52                 3.29
Indiana...................................          2                     746,139.33                 0.20
Iowa......................................          1                      76,799.04                 0.02
Kentucky..................................          2                     362,784.12                 0.10
Louisiana.................................          1                      49,964.71                 0.01
Maryland..................................         13                   4,941,391.30                 1.30
Massachusetts.............................          4                   1,799,348.79                 0.47
Michigan..................................         26                   9,929,610.40                 2.62
Minnesota.................................         10                   4,017,109.21                 1.06
Missouri..................................          1                     147,869.41                 0.04
Nevada....................................         15                   6,601,445.45                 1.74
New Hampshire.............................          4                   1,308,900.25                 0.35
New Jersey................................          7                   3,541,820.61                 0.93
New York..................................         32                  14,014,971.00                 3.70
North Carolina............................          1                     263,399.99                 0.07
Ohio......................................         20                   4,798,465.41                 1.27
Oregon....................................         10                   3,582,228.67                 0.94
Pennsylvania..............................          4                     838,054.02                 0.22
Rhode Island..............................          2                     697,527.94                 0.18
South Carolina............................          1                     162,500.00                 0.04
Tennessee.................................          3                     306,170.82                 0.08
Texas.....................................         26                   7,873,543.26                 2.08
Utah......................................          5                   1,444,326.95                 0.38
Virginia..................................         12                   4,995,805.03                 1.32
Washington................................          4                   1,730,952.11                 0.46
Wisconsin.................................          3                   1,042,021.27                 0.27
                                                  ---             ------------------               ------
                      Total...............        889             $   379,150,354.46               100.00%
                                                  ===             ==================               ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 1.00% in the 92688 ZIP Code.



                              DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL               MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
           -------------------               --------------          ------------                ------------
Full Documentation........................        619            $   267,786,013.09                70.63%
Stated Plus Documentation.................        148                 65,270,785.75                17.22
No Income Verification....................        114                 42,662,727.18                11.25
Limited Income Verification...............          6                  2,609,998.37                 0.69
No Documentation..........................          2                    820,830.07                 0.22
                                                  ---            ------------------               ------
                      Total...............        889            $   379,150,354.46               100.00%
                                                  ===            ==================               ======




                             CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
   3.990-  4.000..........................          1            $       386,400.00                 0.10%
   4.001-  5.000..........................         59                 26,244,195.16                 6.92
   5.001-  6.000..........................        392                184,942,334.99                48.78
   6.001-  7.000..........................        309                129,868,273.57                34.25
   7.001-  8.000..........................        101                 31,847,423.91                 8.40
   8.001-  9.000..........................         25                  5,490,222.83                 1.45
   9.001-  9.625..........................          2                    371,504.00                 0.10
                                                  ---            ------------------               ------
                      Total...............        889            $   379,150,354.46               100.00%
                                                  ===            ==================               ======
___________________
(1)  The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 6.086% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATEGROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)                MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
             ----------------                --------------          ------------                ------------
 2.875-  3.000............................           6            $     3,156,170.24                 0.93%
 3.001-  4.000............................         287                143,494,360.32                42.12
 4.001-  5.000............................         230                102,049,712.22                29.95
 5.001-  6.000............................         201                 79,496,064.79                23.33
 6.001-  7.000............................          36                 11,980,182.93                 3.52
 7.001-  7.750............................           2                    520,253.51                 0.15
                                                   ---            ------------------               ------
      Total...............................         762            $   340,696,744.01               100.00%
                                                   ===            ==================               ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 4.443% per annum.



                   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
November 2004.............................           1           $       544,000.00                 0.16%
December 2004.............................           6                 3,355,803.28                 0.98
January 2005..............................           5                 2,411,750.00                 0.71
June 2005.................................           2                 1,504,459.00                 0.44
August 2005...............................           1                   433,500.00                 0.13
February 2006.............................           1                   412,053.84                 0.12
March 2006................................           2                 1,536,000.00                 0.45
April 2006................................           2                   626,765.31                 0.18
May 2006..................................          26                11,576,415.10                 3.40
June 2006.................................         319               143,709,762.93                42.18
July 2006.................................         140                62,246,068.77                18.27
April 2007................................           1                   650,000.00                 0.19
May 2007..................................           3                   803,086.83                 0.24
June 2007.................................          62                26,934,509.34                 7.91
July 2007.................................          52                23,172,069.61                 6.80
June 2009.................................          72                31,933,771.27                 9.37
July 2009.................................          67                28,846,728.73                 8.47
                                                   ---           ------------------               ------
      Total...............................         762           $   340,696,744.01               100.00%
                                                   ===           ==================               ======

___________________
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 31 months.



                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                ------------
 9.990-  10.000...........................           1           $       386,400.00                 0.11%
10.001-  11.000...........................          52                23,199,471.50                 6.81
11.001-  12.000...........................         370               174,073,984.46                51.09
12.001-  13.000...........................         261               114,491,288.98                33.61
13.001-  14.000...........................          69                25,721,854.74                 7.55
14.001-  15.000...........................           8                 2,486,423.94                 0.73
15.001-  15.125...........................           1                   337,320.39                 0.10
                                                   ---           ------------------               ------
                      Total...............         762           $   340,696,744.01               100.00%
                                                   ===           ==================               ======
___________________
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 12.034% per annum.




                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
        -------------------------            --------------          ------------                  ------------
 3.990-   4.000...........................          1            $       386,400.00                  0.11%
 4.001-   5.000...........................         52                 23,199,471.50                  6.81
 5.001-   6.000...........................        370                174,073,984.46                 51.09
 6.001-   7.000...........................        261                114,491,288.98                 33.61
 7.001-   8.000...........................         69                 25,721,854.74                  7.55
 8.001-   9.000...........................          8                  2,486,423.94                  0.73
 9.001-   9.125...........................          1                    337,320.39                  0.10
                                                  ---            ------------------                ------
                      Total...............        762            $   340,696,744.01                100.00%
                                                  ===            ==================                ======
___________________
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 6.035% per annum.




                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
      -----------------------------          --------------          ------------                ------------
1.000.....................................          12           $     6,311,553.28                 1.85%
2.000.....................................           2                 1,504,459.00                 0.44
3.000.....................................         748               332,880,731.73                97.71
                                                   ---           ------------------               ------
                      Total...............         762           $   340,696,744.01               100.00%
                                                   ===           ==================               ======

___________________
(1)  Relates solely to initial rate adjustments.



                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS          CUT-OFF DATE                CUT-OFF DATE
          ---------------------              --------------          ------------                ------------
1.000.....................................       762                $340,696,744.01                100.00%
                                                 ---                ---------------                ------
                      Total...............       762                $340,696,744.01                100.00%
                                                 ===                ===============                ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.